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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 16, 2001

                Date of Report (Date of earliest event reported)



                                 NEW FOCUS, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                            0-29811                    33-0404910
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(State or other jurisdiction of        (Commission File Number)         (I.R.S. Employer
         incorporation)                                                Identification No.)
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                         5215 Hellyer Avenue, Suite 100
                         San Jose, California 95138-1001
                    (Address of principal executive offices)

                                 (408) 284-4700
              (Registrant's telephone number, including area code)

                                2630 Walsh Avenue
                       Santa Clara, California 95051-0905
          (Former name or former address, if changed since last report)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 16, 2001, New Focus, Inc. (the "Company") completed a merger with JCA Technology, Inc. ("JCA") in accordance with the Agreement and Plan of Merger dated as of October 25, 2000, and as amended on December 21, 2000, and January 16, 2001. The Agreement and Plan of Merger, filed with the Company's 8-K dated November 14, 2000, and the amendments thereto, attached hereto as Exhibits
2.2 and 2.3, respectively, and are incorporated herein by this reference.

     In connection with the merger, the Company paid $75 million in cash and issued, or reserved for future issuance, an aggregate of approximately
10,033,556 shares of its common stock in consideration for all of the outstanding shares of equity securities of JCA. The shares issued were exempt from registration pursuant to section 3(a)(10) of the Securities Act of 1933, as amended. Portions of the shares issued will be held in escrow pursuant to the terms of the merger agreement as well as various restricted stock purchase agreements.

     This merger will be accounted for as a purchase transaction and will result in significant goodwill and other acquisition-related intangibles. The Company also expects to record a one-time charge for purchased in-process research and development expenses related to the acquisition in its first fiscal quarter ended April 1, 2001. The amounts of the goodwill, intangibles and one-time charge have not yet been determined.

     The Company's press release announcing completion of the acquisition is included herein as Exhibit 99.3.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial statements of business acquired.

          The financial information required by this item will be filed by amendment within 60 days of January 31, 2001.

     (b)  Pro forma financial information.

          The financial information required by this item will be filed by amendment within 60 days of January 31, 2001.

     (c)  Exhibits.

          Exhibit Number      Description
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
          2.1(1)              Agreement and Plan of Merger by and among New Focus, Inc.,
                              JCA Technology, Inc. and the Other Parties Signatory
                              Thereto, dated as of October 25, 2000.
          2.2                 Amendment No. 1 to Agreement and Plan of Merger by and among New
                              Focus, Inc., JCA Technology, Inc. and the Other Parties Signatory
                              Thereto, dated as of December 21, 2000.
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          Exhibit Number      Description
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
          2.3                 Amendment No. 2 to Agreement and Plan of Merger by and among New
                              Focus, Inc., JCA Technology, Inc. and the Other Parties Signatory
                              Thereto, dated as of January 16, 2001.
          99.1(2)             Press release dated October 25, 2000.
          99.2(3)             Press release dated December 21, 2000, of the Registrant.
          99.3                Press release dated January 16, 2001, of the Registrant.
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(1) Incorporated by reference to exhibit 2.1 of the Registrant's report on Form
    8-K/A filed November 14, 2000.

(2) Incorporated by reference to Registrant's report on Form 8-K/A filed
    November 14, 2000.

(3) Incorporated by reference to Registrant's report on Form
    8-K filed December 27, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NEW FOCUS, INC.
Dated: January 16, 2001

                                       By: /s/ William L. Potts, Jr.
                                           -------------------------
                                           William L. Potts, Jr.
                                           Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number      Description
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
2.1(1)              Agreement and Plan of Merger by and among New Focus, Inc.,
                    JCA Technology, Inc. and the Other Parties Signatory
                    Thereto, dated as of October 25, 2000.
2.2                 Amendment No. 1 to Agreement and Plan of Merger by and among New
                    Focus, Inc., JCA Technology, Inc. and the Other Parties Signatory
                    Thereto, dated as of December 21, 2000.
2.3                 Amendment No. 2 to Agreement and Plan of Merger by and among New
                    Focus, Inc., JCA Technology, Inc. and the Other Parties Signatory
                    Thereto, dated as of January 16, 2001.
99.1(2)             Press release dated October 25, 2000.
99.2(3)             Press release dated December 21, 2000, of the Registrant.
99.3                Press release dated January 16, 2001, of the Registrant.
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(1) Incorporated by reference to exhibit 2.1 of the Registrant's report on Form
    8-K/A filed November 14, 2000.

(2) Incorporated by reference to Registrant's report on Form 8-K/A filed
    November 14, 2000.

(3) Incorporated by reference to Registrant's report on Form
    8-K filed December 27, 2000.

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